                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 28, 2003
                Date of Report (Date of Earliest Event Reported)

                               EBS PENSION, L.L.C.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-24713              42-1466520
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                         Sixth and Marquette; N9303-120
                          Minneapolis, Minnesota 55479
          (Address of principal executive offices, including zip code)

                                 (612) 667-4803
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

     On March 28, 2003, in connection with the filing of the Annual Report on Form 10-K of EBS Pension, L.L.C. (the "Company") for the year ended December 31, 2002 (the "Report"), Wells Fargo Bank Minnesota, N.A., the Manager of the Company provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such Manager's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           EBS PENSION, L.L.C.
                                           By: WELLS FARGO BANK MINNESOTA, N.A.,
                                           in its capacity as Manager of
                                           EBS Pension, L.L.C.

                                           By:  /s/ Lon P. LeClair
                                              ----------------------------------
                                              Lon P. LeClair
                                              Vice President



Date:  March 28, 2003